Exhibit 10.1

AMENDMENT NO. 8 TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

THIS AMENDMENT NO. 8 TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT (this “Agreement”), dated as of October 27, 2021 (the “Amendment Effective Date”), is entered into among HARSCO CORPORATION, a Delaware corporation (the “Company”), the Subsidiary Guarantors party hereto and Bank of America, N.A., as administrative agent (the “Administrative Agent”).

RECITALS

WHEREAS, the Company, the Approved Borrowers from time to time party thereto, the lenders from time to time party thereto (the “Lenders”), and Bank of America, N.A., as Administrative Agent, have entered into that certain Third Amended and Restated Credit Agreement dated as of November 2, 2016 (as amended by Amendment No. 1 to Credit Agreement, dated as of December 8, 2017, Amendment No. 2 to Credit Agreement, dated as of June 18, 2018, Amendment No. 3 to Credit Agreement, dated as of June 18, 2018, Amendment No. 4 to Credit Agreement, dated as of June 28, 2019, Amendment No. 5 to Credit Agreement, dated as of March 31, 2020, Amendment No. 6 to Credit Agreement, dated as of June 26, 2021 and Amendment No. 7 to Credit Agreement, dated as of March 10, 2021, the “Existing Credit Agreement”; the Existing Credit Agreement as amended by this Agreement, the “Amended Credit Agreement”);

WHEREAS, certain loans and/or other extensions of credit under the Existing Credit Agreement denominated in Sterling (the “Impacted Currency”) incur or are permitted to incur interest, fees, commissions or other amounts based on LIBOR in accordance with the terms of the Existing Credit Agreement;

WHEREAS, Section 1.09 of the Existing Credit Agreement permits the Company and the Administrative Agent to amend the Existing Credit Agreement to replace LIBOR with a Benchmark Replacement and implement any Benchmark Replacement Conforming Changes in connection therewith;

WHEREAS, the Administrative Agent has determined that a “Benchmark Transition Event” has occurred with respect to the Impacted Currency;

WHEREAS, applicable parties under the Existing Credit Agreement have determined in accordance with the Existing Credit Agreement that LIBOR for the Impacted Currency should be replaced with a successor rate in accordance with the Existing Credit Agreement and, in connection therewith, the Administrative Agent has determined that certain Benchmark Replacement Conforming Changes are necessary or advisable;

WHEREAS, Section 1.09(a)(y) of the Existing Credit Agreement provides that amendments implemented pursuant hereto shall become effective at 5:00 p.m. (New York City time) on the fifth (5th) Business Day after the Administrative Agent shall have posted such proposed amendments to all Lenders and the Company unless, prior to such time, Lenders comprising the Required Lenders have delivered to the Administrative Agent written notice that such Lenders do not accept such amendment;

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.Defined Terms. Capitalized terms used herein but not otherwise defined herein (including on any Appendix attached hereto) shall have the meanings provided to such terms in the Amended Credit Agreement.

2.Agreement. Notwithstanding any provision of the Existing Credit Agreement or any other document related thereto (the “Loan Documents”) to the contrary, the parties hereto hereby agree that the terms set forth on Appendix A shall apply to the Impacted Currency. For the avoidance of doubt, to the extent provisions in the Existing Credit Agreement apply to the Impacted Currency and such provisions are not specifically addressed by Appendix A, the provisions in the Existing Credit Agreement shall continue to apply to the Impacted Currency. In addition, effective as of the Amendment No. 8 Effective Date, the parties hereto hereby agree to amend the Existing Credit Agreement to implement Benchmark Replacement Conforming Changes as follows:

(a) The definition of “Competitive Bid Request” set forth in Section 1.01 of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:

“Competitive Bid Request”: a request made pursuant to Section 2.06 in the form of Exhibit A-1 hereto, or such other form as approved by the Administrative Agent (including any form on an electronic platform or electronic transmission system as shall be approved by the Administrative Agent), appropriately completed and signed by a Responsible Officer of the applicable Borrower.

(b)    The definition of “Responsible Officer” set forth in Section 1.01 of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:

“Responsible Officer”: the chief executive officer, president, chief financial officer, treasurer, vice president of corporate finance, general counsel or chief legal officer of the Company, but in any event, with respect to financial matters, the chief financial officer, treasurer or vice president of corporate finance of the Company and, solely for purposes of notices given pursuant to Article 2 and 3, any other officer or employee of the Company so designated by any of the foregoing officers in a notice to the Administrative Agent or any other officer or employee of the Company designated in or pursuant to an agreement between the Company and the Administrative Agent.

(c)    The following definition of “Standby Borrowing Request” set forth in Section 1.01 of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:

“Standby Borrowing Request”: a request made pursuant to Section 2.07 in the form of Exhibit A-5 hereto or such other form as approved by the Administrative Agent (including any form on an electronic platform or electronic transmission system as shall be approved by the Administrative Agent), appropriately completed and signed by a Responsible Officer of the applicable Borrower.

(d)    Section 2.07 of the Existing Credit agreement is hereby amended by inserting the words “or such other form as may be approved by the Administrative Agent (including any form on an electronic platform or electronic transmission system as shall be approved by the Administrative Agent), appropriately completed and signed by a Responsible Officer of the applicable Borrower” immediately after the words “in the form of Exhibit A-5 hereto”.

(e)    Section 2.13(b) of the Existing Credit Agreement is hereby amended by inserting the words “or such other form as may be approved by the Administrative Agent (including any form on an electronic platform or electronic transmission system as shall be approved by the Administrative Agent), appropriately completed and signed by a Responsible Officer of the applicable Borrower.” immediately after the words “in the form of Exhibit A-7 hereto”.

(f)    Section 2.29(a) of the Existing Credit Agreement is hereby amended by replacing the words “(which shall not be less than five Business Days after the date of such notice,” with the words “(which shall not be less than thirty days after the date of such notice,”.

3.    Conflict with Loan Documents. In the event of any conflict between the terms of this Agreement and the terms of the Existing Credit Agreement or the other Loan Documents, the terms hereof shall control.

4.    Effect of Amendment; No Novation.

(a)    Except as expressly set forth herein or in the Amended Credit Agreement, this Agreement shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Agents under the Existing Credit Agreement or any other Loan Document and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Existing Credit Agreement or any other provision of the Existing Credit Agreement or of any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect.

(b)    Nothing herein shall be deemed to entitle the Company to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Existing Credit Agreement or any other Loan Document in similar or different circumstances.

(c)    On and after the Amendment No. 8 Effective Date, each reference in the Existing Credit Agreement to “this Agreement”, “hereunder”, “hereof’, “herein”, or words of like import, and each reference to the “Credit Agreement”, in any other Loan Document shall be deemed a reference to the Amended Credit Agreement. This Agreement shall constitute a “Loan Document” for all purposes of the Amended Credit Agreement and the other Loan Documents.

(d)    Nothing contained in this Amendment Agreement, the Amended Credit Agreement or any other Loan Document shall constitute or be construed as a novation of any of the Obligations.

5.    Conditions Precedent. This Agreement shall become effective as of the first date to occur when the following conditions precedent shall have been satisfied or waived in accordance with the terms of the Existing Credit Agreement (the “Amendment No. 8 Effective Date”):

a.    the Administrative Agent shall have received this Agreement, duly executed and delivered by the Company, the Subsidiary Guarantors and the Administrative Agent, and the Administrative Agent shall have not received written notice of objection with respect to this Amendment from Lenders comprising at least the Required Lenders within five Business Days from the date on which this Agreement has been posted to the Lenders; and

b.    the Company shall have paid all fees and expenses (in the case of expenses, to the extent invoiced at least three (3) Business Days prior to the Amendment No. 8

Effective Date (except as otherwise reasonably agreed by the Company)) required to be paid hereunder and under the Amended Credit Agreement, in each case on the Amendment No. 8 Effective Date shall have been paid.

6.    Payment of Expenses. In accordance with, and subject to the limitations of, Section 10.05 of the Amended Credit Agreement, the Company agrees to reimburse the Administrative Agent for its reasonable and documented out-of-pocket expenses in connection with this Agreement, including the reasonable and documented fees, charges and disbursements of Shearman & Sterling LLP, counsel for the Administrative Agent.

7.    Governing Law. This Agreement and the rights and obligations of the parties under this Agreement shall be governed by, and construed and interpreted in accordance with, the law of the State of New York, without regard to conflict of laws principles.

8.    Headings. The headings of this Amendment Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

9.    Miscellaneous.

(a)    The Company hereby represents and warrants to the Administrative Agent and each Lender party hereto that (x) no Default or Event of Default has occurred and is continuing on and as of the Amendment No. 8 Effective Date after giving effect hereto and to any extension of credit requested to be made hereunder and under the Amended Credit Agreement on the Amendment No. 8 Effective Date, and (y) each of the representations and warranties in each of the Loan Documents is true and correct in all material respects (except that any representation and warranty that is qualified by materiality shall be true and correct in all respects) on and as of the Amendment No. 8 Effective Date after giving effect hereto (except to the extent such representations and warranties are specifically made as of an earlier date, in which case such representations and warranties were true and correct in all material respects as of such date).

(b)    Any provision of this Agreement held to be illegal, invalid or unenforceable in any jurisdiction, shall, as to such jurisdiction, be ineffective to the extent of such illegality, invalidity or unenforceability without affecting the legality, validity or enforceability of the remaining provisions hereof and the illegality, invalidity or unenforceability of a particular provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

(c)    The terms of the Existing Credit Agreement with respect to governing law, submission to jurisdiction, waiver of venue and waiver of jury trial are incorporated herein by reference, mutatis mutandis, and the parties hereto agree to such terms.

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Each of the parties hereto has caused a counterpart of this Agreement to be duly executed and delivered as of the date first above written.
COMPANY: HARSCO CORPORATION

By:/s/ Michael Kolinsky
Name: Michael Kolinsky
Title: Vice President – Treasurer, Tax and Real Estate

ADMINISTRATIVE AGENT: BANK OF AMERICA, N.A.,
as Administrative Agent

By: /s/ Felicia Brinson
Name: Felicia Brinson
Title: Assistant Vice President

CONSENT AND REAFFIRMATION

Each of the undersigned hereby acknowledges receipt of a copy of the foregoing Amendment No. 8 to Third Amended and Restated Credit Agreement (the “Amendment Agreement”), dated as of October 27, 2021, which amends the Third Amended and Restated Credit Agreement dated as of November 2, 2016 (as amended by Amendment No. 1 to Credit Agreement, dated as of December 8, 2017, Amendment No. 2 to Credit Agreement, dated as of June 18, 2018, Amendment No. 3 to Credit Agreement, dated as of June 18, 2018, Amendment No. 4 to Credit Agreement dated as of June 28, 2019, Amendment No. 5 to Credit Agreement, dated as of March 31, 2020, and Amendment No. 6 to Credit Agreement, dated as of June 26, 2021, and Amendment No. 7 to Credit Agreement, dated as of March 10, 2021, the “Existing Credit Agreement”), among Harsco Corporation, a Delaware corporation, Bank of America, N.A., as Administrative Agent, and the several lenders from time to time party thereto. Capitalized terms used in this Consent and Reaffirmation and not defined herein shall have the meanings given to them in the Amended Credit Agreement (as defined in the Amendment Agreement). In connection with the execution and delivery of the Amendment Agreement, each of the undersigned (i) ratifies and affirms all the provisions in the Amended Credit Agreement, the Guarantee and Collateral Agreement and the other Loan Documents, (ii) agrees that the terms and conditions of the Loan Documents, including the security provisions set forth therein, shall continue in full force and effect as amended thereby, and shall not be impaired or limited by the execution or effectiveness of the Amendment Agreement and (iii) acknowledges and agrees that the Collateral continues to secure, to the fullest extent possible in accordance with the Amended Credit Agreement and the Guarantee and Collateral Agreement, the payment and performance of all Obligations. All references in the Loan Documents to (i) the “Credit Agreement” shall hereafter mean and refer to the Existing Credit Agreement as amended pursuant to the Amendment Agreement and (ii) the term “Obligations” shall hereafter mean and refer to the Obligations as redefined in the Amended Credit Agreement and shall include all additional Obligations resulting from or incurred pursuant to the Amended Credit Agreement.

The terms and conditions of the Guarantee and Collateral Agreement and the other Security Documents are hereby reaffirmed by the Subsidiary Guarantors.

Dated: October 27, 2021

[Signature Page Follows]

HARSCO CORPORATION

By:/s/ Michael Kolinsky
Name: Michael Kolinsky
Title: Vice President – Treasurer, Tax and Real Estate

HARSCO DEFENSE HOLDING LLC
HARSCO MINNESOTA FINANCE, INC.
PROTRAN TECHNOLOGY LIMITED LIABILITY COMPANY
HARSCO MINERALS TECHNOLOGIES LLC
CEHI ACQUISITION, LLC
CLEAN EARTH HOLDINGS, LLC
CEI HOLDING, LLC
HARSCO FINANCIAL HOLDINGS, INC.
By:	/s/ Michael Kolinsky
Name: Michael Kolinsky
Title: President

HARSCO MINNESOTA LLC HARSCO TECHNOLOGIES LLC
By:	/s/ Daniel G. King
Name: Daniel G. King
Title: President

HARSCO RAIL, LLC HARSCO METRO RAIL HOLDINGS, LLC HARSCO METRO RAIL, LLC
By:	/s/ Jon S. Ploetz
Name: Jon S. Ploetz
Title: Secretary

ALTEK, L.L.C. CALRISSIAN HOLDINGS, LLC CLEAN EARTH, LLC ESOL TOPCO LLC
By:	/s/ Jon S. Ploetz

Name: Jon S. Ploetz
Title: Secretary

21ST CENTURY ENVIRONMENTAL MANAGEMENT OF     NEVADA, llc
21ST CENTURY ENVIRONMENTAL MANAGEMENT LLC OF RHODE ISLAND
ADVANCED REMEDIATION & DISPOSAL TECHNOLOGIES OF DELAWARE LLC
AERC ACQUISITION CORPORATION
ALLIED ENVIRONMENTAL GROUP, LLC
ALLWORTH, LLC
BURLINGTON ENVIRONMENTAL, LLC
CHEMICAL POLLUTION CONTROL OF FLORIDA, LLC
CHEMICAL RECLAMATION SERVICES, LLC
CHEMICAL POLLUTION CONTROL, LLC OF NEW YORK
CLEAN EARTH ENVIRONMENTAL SERVICES, INC.
AES ASSET ACQUISITION CORPORATION
CLEAN EARTH ENVIRONMENTAL SOLUTIONS, INC.
CLEAN EARTH SPECIALTY WASTE SOLUTIONS, INC.
CLEAN EARTH OF ALABAMA, INC.
CLEAN EARTH OF CARTERET, LLC
CLEAN EARTH DREDGING TECHNOLOGIES, LLC
CLEAN EARTH OF GEORGIA, LLC
CLEAN EARTH OF GREATER WASHINGTON, LLC
CLEAN EARTH OF MARYLAND, LLC
CLEAN EARTH OF NEW CASTLE, LLC
CLEAN EARTH OF NORTH JERSEY, INC.
CLEAN EARTH OF PHILADELPHIA, LLC
CLEAN EARTH OF SOUTHEAST PENNSYLVANIA, LLC
CLEAN EARTH OF SOUTHERN FLORIDA, LLC
CLEAN EARTH OF WILLIAMSPORT, LLC
CLEAN EARTH OF MICHIGAN, LLC
CLEAN ROCK PROPERTIES LTD.
GENERAL ENVIRONMENTAL MANAGEMENT OF RANCHO CORDOVA LLC
LUNTZ ACQUISITION (DELAWARE), LLC
NORTHLAND ENVIRONMENTAL, LLC
NORTRU, LLC
PHILIP RECLAMATION SERVICES,
HOUSTON, LLC
PSC ENVIRONMENTAL SERVICES LLC
PSC RECOVERY SYSTEMS, LLC
REAL PROPERTY ACQUISITION LLC
REPUBLIC ENVIRONMENTAL RECYCLING (NEW JERSEY), INC.
REPUBLIC ENVIRONMENTAL SYSTEMS (PENNSYLVANIA), LLC

REPUBLIC ENVIRONMENTAL SYSTEMS (TRANSPORTATION GROUP), LLC
RHO-CHEM, LLC
SOLVENT RECOVERY, LLC
GARDNER ROAD OIL, LLC
CLEAN EARTH MOBILE SERVICES, LLC
CLEAN EARTH OF PUERTO RICO, LLC
ENVIRONMENTAL SOIL MANAGEMENT INC
ENVIRONMENTAL SOIL MANAGEMENT OF NEW YORK, LIMITED LIABILITY COMPANY
MKC ACQUISITION CORPORATION

By:	/s/ Sarah Kowalczyk

Name: Sarah Kowalczyk
Title: Secretary

Appendix A

TERMS APPLICABLE TO STERLING LOANS

1. Defined Terms. The following terms shall have the meanings set forth below:

“Administrative Agent’s Office” means, with respect to Sterling, the Administrative Agent’s address and, as appropriate, account specified in the Credit Agreement with respect to Sterling, or such other address or account with respect to Sterling as the Administrative Agent may from time to time notify the Company and the Lenders.

“Applicable Authority” means, with respect to Sterling, the applicable administrator for SONIA or any governmental authority having jurisdiction over the Administrative Agent or such administrator.

“Applicable Rate” means the Applicable Rate, Applicable Margin or any similar or analogous definition in the Credit Agreement.

“Base Rate” means the Base Rate, Alternative Base Rate, ABR or any similar or analogous definition in the Credit Agreement.

“Base Rate Loans” means a Loan that bears interest at a rate based on the Base Rate.

“Borrowing” means a Committed Borrowing, Borrowing, or any similar or analogous definition in the Credit Agreement.

“Business Day” means any day other than a Saturday, Sunday or other day on which commercial banks are authorized to close under the laws of, or are in fact closed in, the state where the Administrative Agent’s Office is located; provided that if such day relates to any interest rate settings as to a Sterling Rate Loan, means a day other than a day banks are closed for general business in London because such day is a Saturday, Sunday or a legal holiday under the laws of the United Kingdom.

“Committed Loan Notice” means a Committed Loan Notice, Loan Notice, Borrowing Request, Continuation/Conversion Notice, or any similar or analogous definition in the Credit Agreement, and such term shall be deemed to include the Committed Loan Notice attached hereto as Exhibit A.

“Conforming Changes” means, with respect to the use, administration of or any conventions associated with SONIA or any proposed Successor Rate to SONIA for Sterling, any conforming changes to the definitions of “SONIA”, “Interest Period”, timing and frequency of determining rates and making payments of interest and other technical, administrative or operational matters (including, for the avoidance of doubt, the definition of “Business Day”, timing of borrowing requests or prepayment, conversion or continuation notices and length of lookback periods) as may be appropriate, in the discretion of the Administrative Agent, to reflect the adoption and implementation of such applicable rate(s) and to permit the administration thereof by the Administrative Agent in a manner substantially consistent with market practice for such currency (or, if the Administrative Agent determines that adoption of any portion of such market practice is not administratively feasible or that no market practice for the administration of such rate for such currency exists, in such other manner of administration as the Administrative

Agent decides in consultation with the Company is reasonably necessary in connection with the administration of this Agreement and any other Loan Document).

“Dollar” and “$” mean lawful money of the United States.

“Dollar Equivalent” means the Dollar Equivalent or any similar or analogous definition in the Credit Agreement.

“Eurocurrency Rate” means LIBOR, Adjusted LIBOR Rate, LIBOR Rate or any similar or analogous definition in the Credit Agreement.

“Eurocurrency Rate Loans” means a Loan that bears interest at a rate based on the Eurocurrency Rate.

“Interest Payment Date” means the last Business Day of each March, June, September and December and the applicable maturity date set forth in the Credit Agreement.

“Revaluation Date” means, with respect to any Loan, each of the following: (a) each date of a Borrowing of a Sterling Rate Loan, (b) each Interest Payment Date, and (c) such additional dates as the Administrative Agent shall determine or the Required Lenders shall require.

“Scheduled Unavailability Date” has the meaning set forth in Section 2(h) of this Appendix A.

“SONIA” means, with respect to any applicable determination date, the Sterling Overnight Index Average Reference Rate published on the fifth Business Day preceding such date on the applicable Reuters screen page (or such other commercially available source providing such quotations as may be designated by the Administrative Agent from time to time); provided however that if such determination date is not a Business Day, SONIA means such rate that applied on the first Business Day immediately prior thereto.

“SONIA Adjustment” means, with respect to SONIA, 0.1193% per annum.

“Sterling Rate” means, for any day, with respect to any extension of credit under the Credit Agreement denominated in Sterling, the rate per annum equal to SONIA determined pursuant to the definition thereof plus the SONIA Adjustment; provided, that, if the Sterling Rate shall be less than zero, such rate shall be deemed zero for purposes of this Agreement. Any change in the Sterling Rate shall be effective from and including the date of such change without further notice.

“Sterling Rate Loan” means a Loan that bears interest at a rate based on the definition of “Sterling Rate.” All Sterling Rate Loans must be denominated in Sterling.

“Successor Rate” means the Benchmark Replacement or any similar or analogous definition in the Credit Agreement.

“Type” means, with respect to a Loan, its character as a Base Rate Loan, a Eurocurrency Rate Loan or a Sterling Rate Loan.

2. Terms Applicable to Sterling Rate Loans. From and after the Amendment No. 8 Effective Date, the parties hereto agree as follows:

(a) Sterling. (i) Sterling shall not be considered a currency for which there is a published LIBOR rate, and (ii) any request for a new Loan denominated in Sterling, or to continue an existing Loan denominated in Sterling, shall be deemed to be a request for a new Loan bearing interest at the Sterling Rate; provided, that, to the extent any Loan denominated in Sterling bearing interest at the Eurocurrency Rate is outstanding on the Amendment No. 8 Effective Date, such Loan shall continue to bear interest at the Eurocurrency Rate until the end of the current Interest Period or payment period applicable to such Loan unless, in the case of a Loan that bears interest at a daily floating rate, such daily floating rate is no longer representative or being made available, in which case such Loan shall bear interest at the Sterling Rate immediately upon the effectiveness of this Agreement.

(b) References to Eurocurrency Rate and Eurocurrency Rate Loans in the Credit Agreement and Loan Documents.

(i) References to the Eurocurrency Rate and Eurocurrency Rate Loans in provisions of the Credit Agreement and the other Loan Documents that are not specifically addressed herein (other than the definitions of Eurocurrency Rate and Eurocurrency Rate Loan) shall be deemed to include Sterling Rate and Sterling Rate Loans, as applicable.

(ii) For purposes of any requirement for the Company to compensate Lenders for losses in the Credit Agreement resulting from any continuation, conversion, payment or prepayment of any Sterling Rate Loan on a day other than the last day of any Interest Period (as defined in the Credit Agreement), references to the Interest Period (as defined in the Credit Agreement) shall be deemed to include any relevant interest payment date or payment period for a Sterling Rate Loan.

(c) Interest Rates. The Administrative Agent does not warrant, nor accept responsibility, nor shall the Administrative Agent have any liability with respect to the administration, submission or any other matter related to the rates in the definition of “Sterling Rate” or with respect to any rate (including, for the avoidance of doubt, the selection of such rate and any related spread or other adjustment) that is an alternative or replacement for or successor to any such rate or the effect of any of the foregoing, or of any Conforming Changes.

(d) Revaluation Dates. The Company shall determine the Dollar Equivalent amounts of Borrowings and Loans denominated in Sterling. Such Dollar Equivalent shall become effective as of such Revaluation Date and shall be the Dollar Equivalent of such amounts until the next Revaluation Date to occur.

(e) Borrowings of Sterling Rate Loans. In addition to any other borrowing requirements set forth in the Credit Agreement:

(i) Sterling Rate Loans. Each Borrowing of Sterling Rate Loans shall be made upon the relevant Borrower’s irrevocable notice to the Administrative Agent, which may be given by (A) telephone or (B) a Committed Loan Notice; provided that any telephonic notice must be confirmed immediately by delivery to the Administrative Agent of a Committed Loan Notice. Each such Committed Loan Notice must be received by the Administrative Agent not later than 11:00 a.m. (Eastern time) three Business Days prior to the requested date of any Borrowing. Each Borrowing of or continuation of Sterling Rate Loans shall be in a principal amount of GBP2,500,000 or a whole multiple of GBP1,000,000 in excess thereof. Each Committed Loan Notice shall specify (i) the requested date of the Borrowing (which shall be a Business Day), (ii) the currency and principal amount of Loans to be borrowed or continued and (iii) the Type of Loans to be borrowed. If a Borrower fails to specify a currency in a Loan Notice requesting a Borrowing, then the Loans so requested shall be made in Dollars. If a Borrower fails to specify a Type of Loan in a Committed Loan Notice, then the applicable Loans shall be made as Base Rate Loans denominated in Dollars. Except as otherwise specified in the Credit Agreement, no Sterling Rate Loan may be converted into or continued as a Loan denominated in a different currency, but instead must be repaid in Sterling and reborrowed in the other currency.

(ii) Conforming Changes. With respect to the Sterling Rate, the Administrative Agent will have the right to make Conforming Changes in consultation with the Company from time to time and, notwithstanding anything to the contrary herein, in the Credit Agreement or in any other Loan Document, any amendments implementing such Conforming Changes will become effective without any further action or consent of any other party to this Agreement, the Credit Agreement or any other Loan Document; provided, that, with respect to any such amendment effected, the Administrative Agent shall post each such amendment implementing such Conforming Changes to the Company and the Lenders reasonably promptly after such amendment becomes effective.

(iii) Committed Loan Notice. For purposes of a Borrowing of Sterling Rate Loans, the Borrowers shall use the Committed Loan Notice attached hereto as Exhibit A.

(f) Interest.
(i) Subject to the provisions of the Credit Agreement with respect to default interest, each Sterling Rate Loan shall bear interest on the outstanding principal amount thereof from the applicable borrowing date at a rate per annum equal to the Sterling Rate plus the Applicable Rate.

(ii) Interest on each Sterling Rate Loan shall be due and payable in arrears on each Interest Payment Date applicable thereto and at such other times as may be specified the Credit Agreement. Interest hereunder shall be due and payable in accordance with the terms hereof before and after judgment, and before and after the commencement of any proceeding under any debtor relief law.

(g) Computations. All computations of interest for Sterling Rate Loans shall be made on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed. Interest shall accrue on each Sterling Rate Loan for the day on which the Sterling Rate Loan is made, and shall not accrue on a Sterling Rate Loan, or any portion thereof, for the day on which the Sterling Rate Loan or such portion is paid, provided that any Sterling Rate Loan that is repaid on the same day on which it is made shall, subject to the terms of the Credit Agreement, bear interest for one day. Each determination by the Administrative Agent of an interest rate or fee hereunder shall be conclusive and binding for all purposes, absent manifest error.

(h) Successor Rates. The provisions in the Credit Agreement addressing the replacement of a current Successor Rate for a currency shall be deemed to apply to Sterling Rate Loans and SONIA, as applicable, and the related defined terms shall be deemed to include Sterling and SONIA, as applicable.

Exhibit A

FORM OF COMMITTED LOAN NOTICE
(Sterling Rate Loans)
Date: ___________, _____1
To: Bank of America, N.A., as Administrative Agent

Ladies and Gentlemen:

Reference is made to that certain Third Amended and Restated Credit Agreement dated as of November 2, 2016 (as amended by Amendment No. 1 to Credit Agreement, dated as of December 8, 2017, Amendment No. 2 to Credit Agreement, dated as of June 18, 2018, Amendment No. 3 to Credit Agreement, dated as of June 18, 2018, Amendment No. 4 to Credit Agreement, dated as of June 28, 2019, Amendment No. 5 to Credit Agreement, dated as of March 31, 2020, Amendment No. 6 to Credit Agreement, dated as of June 26, 2021, Amendment No. 7 to Credit Agreement, dated as of March 10, 2021 and Amendment No. 8 to Credit Agreement, dated as of October 27, 2021 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Credit Agreement;” the terms defined therein being used herein as therein defined), among Harsco Corporation, a Delaware corporation (the “Company”), the Subsidiary Guarantors party thereto, the Lenders from time to time party thereto, and Bank of America, N.A., as Administrative Agent.

The undersigned hereby requests2:

Revolving Credit Facility

Indicate: Borrowing	Indicate: Borrower Name	Indicate: Requested Amount	Indicate: Currency	Indicate: Sterling Rate Loan
			Sterling	Yes
			Sterling	Yes
			Sterling	Yes

1Note to the Company. All requests submitted under a single Committed Loan Notice must be effective on the same date. If multiple effective dates are needed, multiple Committed Loan Notices will need to be prepared and signed.
2 Note to the Company. For multiple borrowings, conversions and/or continuations for a particular facility, fill out a new row for each borrowing/conversion and/or continuation.

The Borrowing, if any, requested herein complies with the requirements set forth in the Credit Agreement.
[BORROWER]
By:
Name: [Type Signatory Name]
Title: [Type Signatory Title]